Exhibit 10.1
Amendment No. 3
to
Second Amended and Restated Loan Agreement
Among
Certain Lenders,
HSBC Bank USA, National Association, As Administrative Agent
And
MOOG INC.
     This Amendment No. 3 dated as of March 14, 2008 (“Amendment”) to the Second Amended and Restated Loan Agreement dated as of October 25, 2006 as amended by Amendment No. 1 and Amendment No. 2 thereto dated as of March 30, 2007 and as of July 27, 2007, respectively (collectively, the “Agreement”) is entered into by and among MOOG INC., a New York business corporation (“Borrower”), certain lenders which are currently parties to the Agreement (“Lenders”), and HSBC BANK USA, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent for the Lenders (“Administrative Agent”).
RECITALS
     A. Borrower has requested, and the Administrative Agent and the Lenders have agreed to, an increase in the Maximum Limit under the Revolving Credit from $600,000,000 to $750,000,000, and, within such Maximum Limit, an increase in the amount available for Swingline Loans from $10,000,000 to $25,000,000.
     B. Borrower has also advised the Administrative Agent and the Lenders that Borrower is considering making an offering of senior unsecured subordinated notes in an approximate amount up to $200,000,000 (“Note Offering”), the proceeds of which may be used to temporarily pay down the Revolving Credit or for other corporate purposes. Borrower has requested that the Administrative Agent and the Lenders modify the Agreement to permit the Note Offering without diminishing the basket for Permitted Indebtedness.
     C. Borrower, the Administrative Agent and the Lenders have also agreed to make certain other modifications to the Agreement, including but not limited to, modifying the matrix used to determine the Applicable Margin and the Applicable Commitment Fee Rate, extending the Revolving Credit Maturity Date, changing certain of the Financial Covenants, recognizing Borrower’s newly formed subsidiary, AMC Delaware Inc., which is contemplated by the Borrower to be used for certain of its operations in the Philippines, as a Foreign Subsidiary, and making certain other clarifying modifications, all as set forth in this Amendment.
     D. The Borrower and each of the Guarantors will benefit from the modifications set forth herein.

     E. The Administrative Agent and the Lenders are agreeable to the foregoing to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders, to, or for the benefit of the Borrower and its Subsidiaries, the parties hereto agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings specified in the Agreement.
     2. Modifications.
          (a) The matrix set forth in the existing definition of “Applicable Commitment Fee Rate” is deleted and the following new matrix is added in its place:

Leverage
Level	Ratio	Commitment Fee

1	Greater than 3.25 to 1.0	35bps

2	> 2.75 to 1.0 but ≤ 3.25 to 1.0	35bps

3	> 2.25 to 1.0 but ≤ 2.75 to 1.0	30bps

4	> 1.75 to 1.0 but ≤ 2.25 to 1.0	25bps

5	> 1.25 to 1.0 but ≤ 1.75 to 1.0	20bps

6	≤ 1.25 to 1.0	20bps
          (b) The matrix set forth in the existing definition of “Applicable Margin” is deleted and the following new matrix is added in its place:

	Leverage
Level	Ratio	ABR Option	Libor Rate Option

1	Greater than 3.25 to 1.0	0%	200 bps

2	> 2.75 to 1.0 but ≤ 3.25 to 1.0	0%	175 bps

3	> 2.25 to 1.0 but ≤ 2.75 to 1.0	0%	150 bps

4	> 1.75 to 1.0 but ≤ 2.25 to 1.0	0%	125 bps

5	> 1.25 to 1.0 but ≤ 1.75 to 1.0	0%	100 bps

6	≤ 1.25 to 1.0	0%	87.5 bps

          (c) The existing definitions of “Consolidated EBITDA”, “Domestic Subsidiary”, “Foreign Subsidiary”, “Maximum Limit”, and “Revolving Credit Maturity Date” are deleted and the following new definitions are added in their place:
“Consolidated EBITDA” — for any period, an amount equal to (i) the sum of the amounts for such period of (A) Consolidated Net Income, (B) Consolidated Interest Expense, (C) provisions for taxes based on income, (D) total depreciation expense, (E) total amortization expense, (F) other non-cash items reducing Consolidated Net Income and (G) non-cash stock related expenses minus (ii) other non-cash items increasing Consolidated Net Income for such period. Notwithstanding anything to the contrary in this definition, for purposes of computing the Leverage Ratio and the Interest Coverage Ratio hereunder, or in connection with any pro-forma calculation required by this Agreement, the term “Consolidated EBITDA” shall be computed, on a consistent basis, to reflect purchases and acquisitions by Permitted Acquisition or otherwise made by Borrower and the Subsidiaries during the relevant period as if they occurred at the beginning of such period, and Borrower, during the twelve (12) month period following the date of any such acquisition may include in the calculation hereof the necessary portion of the adjusted historical results of the entities acquired in acquisitions that were achieved prior to the applicable date of the acquisition for such time period as is necessary for Borrower to have figures on a trailing four fiscal quarter basis from the date of determination with respect to such acquired entities.
“Domestic Subsidiary” — means (i) any Subsidiary having any place of business located in the United States of America, other than Moog Controls Corporation, an Ohio corporation, Moog Controls Corporation, a New York corporation and AMC Delaware Inc, a Delaware corporation , or (ii) any Subsidiary that is a foreign sales corporation.

“Foreign Subsidiary”- means (i) any Subsidiary not having any place of business located in the United States of America other any Subsidiary that is a foreign sales corporation, (ii) Moog Controls Corporation, an Ohio corporation, and (iii) AMC Delaware Inc, a Delaware corporation.
“Maximum Limit” — the maximum aggregate amount which the Borrower can borrow under the Revolving Credit which is $750,000,000.
“Revolving Credit Maturity Date” — March 14, 2013, which date may be shortened in accordance with Section 8.2 of this Agreement.
          (d) The following new definitions are added to Section 1.1 entitled “Definitions”, in the appropriate alphabetical locations:
“Amendment No. 3” — the Amendment No. 3 dated as of March 14, 2008 by and among Borrower, the Administrative Agent and the Lenders, amending this Agreement.
“Permitted Investment Foreign Jurisdiction” — with respect to a Foreign Subsidiary, the foreign country in which the principal place of business of such Foreign Subsidiary is located, and any of the United States of America, United Kingdom, Switzerland and any country in the European Union using the Euro as its currency in which any other Foreign Subsidiary is located or any other jurisdiction to which the Administrative Agent consents in writing.
“Second Subordinated Indenture” — an indenture (either as a new indenture or a supplement to the Subordinated Indenture) to be entered into between Borrower and a trustee acceptable to Administrative Agent, pursuant to which Borrower intends to issue additional senior subordinated notes in an aggregate principal amount of up to $200,000,000 plus or minus an associated discount or premium with a term and otherwise in form and content acceptable to Administrative Agent. The Second Subordinated Indenture shall provide that the notes issued thereunder will be subordinate at all times to the Indebtedness of Borrower under this Agreement and the Loan Documents.
          (e) The following provision is added to the existing definition of “Total Commitment” at the end thereof:

“The amount of the Total Commitment as of March 14, 2008 is $750,000,000.”
          (f) Clause (i) of subsection (a) of Section 2.3 entitled “Swingline Loans” is deleted and the following is added in its place:
“(i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000 or”
          (g) A new clause (iv) is added at the end of subsection (b) of Section 3.5 entitled “Conditions to Subsequent Borrowing and Issuance” as follows:
“(iv) if such Loan or Issuance is being requested upon or following the effectiveness of the Second Subordinated Indenture, the incurrence of such Loan or Issuance is permitted by the terms of the Second Subordinated Indenture and will constitute senior debt under the Second Subordinated Indenture.”
          (h) Section 6.1 entitled “Consolidated Net Worth” is deleted and the following is added in its place:
“Consolidated Net Worth. Assure that as of the end of each fiscal quarter of Borrower ending after the date of Amendment No. 3, the Consolidated Net Worth of Borrower is not less than $600.0 Million.”
          (i) Section 6.4 entitled “Consolidated Capital Expenditures” is deleted and the following is added in its place:
“Consolidated Capital Expenditures. Assure that Consolidated Capital Expenditures of Borrower do not exceed $100.0 Million in the aggregate in any one fiscal year ending after the date of Amendment No. 3.”
          (j) The following additional sentence is added at the end of subsection 7.1(d) entitled “Subordinated Indebtedness”:
“The unsecured Indebtedness of Borrower that may be incurred in connection with any notes (including any replacement or exchange notes) that may be issued pursuant to the Second Subordinated Indenture, provided the payment of all such Indebtedness shall be subordinate at all times to payment of the Indebtedness of Borrower under this Agreement and the other Loan Documents.”

          (k) Subsection (a) of Section 7.3 entitled “Investments and Guaranty Obligations” is deleted and the following is added in its place:
“(a) Investments by Borrower or any Subsidiary in (i) cash and cash equivalents including any readily marketable direct obligation of the United States, or with respect to a Foreign Subsidiary, of any Permitted Investment Foreign Jurisdiction, maturing within one year after the date of acquisition thereof, (ii) any time deposit maturing within one year after the date of acquisition thereof and issued by any banking institution that is authorized to do a banking business under any statute of the United States or any state thereof, or with respect to a Foreign Subsidiary is authorized to do a banking business under any statute of any Permitted Investment Foreign Jurisdiction, or any political subdivision thereof, and has a combined capital and surplus of not less than $100,000,000, (iii) any demand or savings deposit with any such institution, (iv) any Dollar deposits in the London Interbank Market with such banking institution or any subsidiary of any such banking institution, and (v) any commercial paper rated at least A-1 by Standard & Poor’s Ratings Group or P-1 by Moody’s Investor Services, Inc.;”
          (l) Clause (ix) of subsection (b) of Section 7.5 entitled “Limitation on Certain Restrictive Agreements”, is deleted and the following is added in its place:
“(ix) restrictions contained in the Subordinated Indenture or Second Subordinated Indenture relating to any Indebtedness permitted under Section 7.1(d).”
          (m) The following is added as new subsection (n) to Section 8.1 entitled “Events of Default”:
“(n) Second Subordinated Indenture. If any event of default shall occur under the Second Subordinated Indenture or any Indebtedness under this Agreement shall fail to be senior to any Indebtedness under the Second Subordinated Indenture.”
          (n) The existing Exhibit A (form of Revolving Note) Exhibit C (form of Swingline Note), Exhibit D (form of Request Certificate) and Exhibit E (form of Compliance Certificate) are deleted and replaced by Exhibits A, C, D and E to this Amendment, respectively.

          (o) The existing Schedule 2.1 to the Agreement entitled “Lenders’ Commitments” is deleted and Schedule 2.1 attached to this Amendment is added in its place.
          2.1 Limitation on Modifications. The foregoing modifications are only applicable and shall only be effective in the specific instance and for the specific purpose for which made, are expressly limited to the facts and circumstances referred to herein, and shall not operate as (i) a waiver of, or consent to non-compliance with any other provision of the Agreement or any other Loan Document, (ii) a waiver or modification of any right, power or remedy of either the Administrative Agent or any Lender under the Agreement or any Loan Document, or (iii) a waiver or modification of, or consent to, any Event of Default or Default under the Agreement or any Loan Document.
     3. Conditions Precedent. The effectiveness of each and all of the modifications contained in this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:
          3.1 Documentation.
                (a) The parties hereto, and each entity making the Reaffirmations set forth in Section 5 hereof, shall have duly executed and delivered to the Administrative Agent seventeen (17) duplicate originals of this Amendment.
                (b) The Borrower has duly executed and delivered to the Administrative Agent (i) the Replacement Revolving Notes in favor of each of the Lenders, in the form as set forth on Exhibit A hereto with all blanks appropriately completed; (ii) a Replacement Swingline Note in favor of the Swingline Lender, in form as set forth on Exhibit C hereto with all blanks appropriately completed and (iii) a Replacement Alternative Currency Note, as necessary, for each Lender whose Alternative Currency Sublimit has been modified pursuant to Schedule 2.1 hereto, in substantially the form as set forth on Exhibit B to the Agreement with appropriate replacement language and all blanks appropriately completed.
                (c) The Borrower and each Guarantor shall have executed and delivered to the Administrative Agent a certificate setting forth the resolutions and other authorizing documents as necessary for the transactions contemplated by this Amendment, or certifying that no changes have been made to such resolutions and documents as previously delivered to the Administrative Agent and that the same continue in full force and effect and are effective for the transactions contemplated by this Amendment.
                (d) Counsel to the Borrower and each of the Guarantors shall have delivered an opinion to the Administrative Agent in form and content acceptable to the Administrative Agent, addressed to each Lender and the Administrative Agent, and covering such matters as are requested by the Administrative Agent and its counsel with respect to this Amendment and other documents required in connection herewith.
          3.2 No Default. As of the effective date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

          3.3 Representations and Warranties. The representation and warranties contained in Section 4 hereof and in the Agreement shall be true correct and complete as of the effective date of this Amendment as though made on such date, unless they specifically speak as of another date.
          3.4 Fees. Payment by the Borrower to each Lender (including the Administrative Agent) entitled thereto of all upfront and arrangement fees in accordance with the agreement between the Borrower and Administrative Agent.
          3.5 Other. The Administrative Agent shall have received such other approvals or documents as any Lender through the Administrative Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent and its counsel.
     4. Representations and Warranties of Borrower. The Borrower hereby represents and warrants as follows:
          4.1 Each of the representations and warranties set forth in the Agreement is true, correct, and complete on and as of the date hereof as though made on the date hereof, unless they specifically speak as of another date and the Agreement, as modified by this Amendment, and each of the other Loan Documents remains in full force and effect.
          4.2 As of the date hereof, there exists and will exist no Default or Event of Default under the Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.
          4.3 The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene the Borrower’s certificate of incorporation or by-laws, (ii) violate any law, including without limitation the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any rule, regulation (including Regulations T, U or X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination or award, and (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, mortgage, deed of trust or any other material instrument or agreement binding on the Borrower or any Subsidiary or any of their properties or result in or require the creation or imposition of any lien upon or with respect to any of their properties.
          4.4 This Amendment has been duly executed and delivered by the Borrower and the Guarantors and is the legal, valid and binding obligation of each of them, enforceable against the Borrower and each of the Guarantors in accordance with its terms.
          4.5 No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery or performance by the Borrower and the Guarantors of this

Amendment or any other agreement or document related hereto or contemplated hereby to which the Borrower or any of the Guarantors is or is to be a party or otherwise bound, or (ii) the exercise by the Administrative Agent or any Lender of its rights under the Agreement as modified by this Amendment. The Agreement, as modified by this Amendment constitutes the “Credit Agreement” under the Subordinated Indenture.
     5. Reaffirmations. By their signatures hereto, each of Moog Holding GmbH KG and Moog Europe Holdings y Cía, S.C.S. (together, the “Negative Pledgors”), and the Borrower and each Guarantor hereby reaffirms, ratifies and confirms the execution and delivery and all of the terms and provisions of, as applicable, any Guaranty, any Security Documents, and the Amended and Restated Negative Pledge Agreements dated as of October 25, 2006 (collectively, the “Transaction Documents”) to which it is a party, and agrees that the Transaction Documents remain in full force and effect and that any guaranty, pledge or grant of security contained therein extends to, and guaranties or provides security for, any and all obligations of the Borrower now or hereafter owing under the Agreement as modified by this Amendment, including without limitation all obligations of the Borrower under the Revolving Credit as increased by this Amendment.
     6. Other.
          6.1 The Borrower agrees to pay all out-of-pocket expenses of the Administrative Agent in connection with the negotiation, preparation and execution of this Amendment including the reasonable fees and disbursements of counsel to the Administrative Agent.
          6.2 This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.
          6.3 This Amendment shall be governed by and construed under the internal laws of the State of New York, as the same may be from time to time in effect, without regard to principles of conflicts of laws.
[Signature Pages Follow]

     The parties hereto have caused this Amendment to be duly executed as of the date shown at the beginning of this Amendment.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender, the Swingline Lender and an Issuing Bank

By:

Name:	Robert J. McArdle
Title:	Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION, as Administrative Agent

By:

Name:	Robert J. McArdle
Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Syndication Agent and as a Lender

By:

Name:	Mark E. Hoffman
Title:	Vice President

BANK OF AMERICA, N.A.,
as Co-Documentation Agent and as a Lender

By:

Name:	Thomas C. Lillis
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Co-Documentation Agent and as a Lender

By:

Name:	Michael E. Wolfram
Title:	Vice President
Signature Page to Amendment No. 3 to Second Amended and Restated Loan Agreement

CITIZENS BANK OF PENNSYLVANIA,
as a Lender and as an Issuing Bank

By:

Name:	Edward J. Kloecker Jr.
Title:	Senior Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY,
as a Lender

By:

Name:	Joanne Nasuti
Title:	Vice President

SOCIETE GENERALE, as a Lender

By:

Name:	R.D. Boyd Harman
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:

Name:	Thomas J. Grys
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:

Name:	Wallace G. Clements
Title:	Vice President
Signature Page to Amendment No. 3 to Second Amended and Restated Loan Agreement

COMERICA BANK, as a Lender

By:

Name:	Sarah R. West
Title:	Assistant Vice President

NATIONAL CITY BANK, as a Lender

By:

Name:	Susan J. Dimmick
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:

Name:	Jim Janovsky
Title:	Vice President

NORTHERN TRUST, as a Lender

By:

Name:	Ashish S. Bhagwat
Title:	Vice President

FIRST NIAGARA BANK

By:

Name:	Penny S. Hokanson
Title:	Vice President
Signature Page to Amendment No. 3 to Second Amended and Restated Loan Agreement

MOOG INC., as the Borrower

By:

Name:	Timothy P. Balkin
Title:	Treasurer

FLO-TORK, INC., as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

CURLIN MEDICAL INC., as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

MOOG EUROPE HOLDINGS I LLC, as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

MOOG EUROPE HOLDINGS II LLC, as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

FUNDAMENTAL TECHNOLOGY SOLUTIONS, INC., as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer
Signature Page to Amendment No. 3 to Second Amended and Restated Loan Agreement

ZEVEX, INC., as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

QUICKSET INTERNATIONAL, INC., as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

PRIZM ADVANCED COMMUNICATION ELECTRONICS, INC., as a Guarantor

By:

Name:	Timothy P. Balkin
Title:	Treasurer

MOOG EUROPE HOLDINGS y Cía , S.C.S., as a Negative Pledgor

By:

Name:	Stephen A. Huckvale
Title:	Chairman

MOOG HOLDING GmbH KG, as a Negative Pledgor

By:

Name:	Gary J. Parks
Title:	Managing Director
Signature Page to Amendment No. 3 to Second Amended and Restated Loan Agreement

EXHIBIT A
REPLACEMENT REVOLVING NOTE

$	Buffalo, New York March 14, 2008
     FOR VALUE RECEIVED, the undersigned, MOOG INC. (“Borrower”) hereby unconditionally promises to pay, on or before March 14, 2013, to the order of                 (“Lender”) at the Administrative Agent’s Commercial Banking Department’s office at One HSBC Center, Buffalo, New York 14203, or at the holder’s option, at such other place as may be designated by the holder, in lawful money of the United States of America, a principal sum equal to the lesser of                                      ($           ) or the aggregate unpaid principal amount of all Revolving Loans made by Lender to the Borrower from time to time under a Second Amended and Restated Loan Agreement, dated of as of October 25, 2006, among the Borrower, HSBC Bank USA, National Association as administrative agent, for itself, the Lender and other lending institutions and issuing banks now or hereafter parties thereto, as the same has been and may hereafter be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time (“Loan Agreement”) as evidenced by the inscriptions made on the schedule attached hereto, or any continuation thereof (“Schedule”). The Borrower further promises to pay interest on the unpaid principal amount hereof from time to time at the rates and at such times as are specified in the Loan Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Loan Agreement.
     The Lender and each holder of this Note are authorized to inscribe on the Schedule, the date of the making of each Revolving Loan, the amount of each Revolving Loan, the applicable Rate Options and Interest Periods, all payments on account of principal and the aggregate outstanding principal balance of this Note from time to time unpaid. Each entry set forth on the Schedule shall be prima facie evidence of the facts so set forth. No failure by the Lender or any holder of this Note to make, and no error in making, any inscriptions on the Schedule shall affect Borrower’s obligation to repay the full principal amount loaned to or for the account of Borrower, or the Borrower’s obligation to pay interest thereon at the agreed upon rate.
     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and the Borrower will pay interest thereon at the then applicable rate until the date of actual receipt of such installment by the holder of this Note.
     No failure by the holder to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the holder of any right or powers hereunder preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder as herein specified are cumulative and not exclusive of any other rights or remedies which the holder may otherwise have.
     No modification, rescission, waiver, release or amendment of any provision of this Note shall be made except by a written agreement subscribed by a duly authorized officer of the Borrower and the holder hereof.
     Borrower waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.
     This Note evidences a borrowing under the Loan Agreement to which reference is hereby made with respect to interest rate options and periods, prepayments of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and rights of acceleration of the principal hereof on the occurrence of certain events. The obligations of the Borrower under this Note, and the obligations of the Guarantors under the Loan Documents, are secured by the Collateral referred to in the Security Documents.
     Borrower agrees to pay on demand all reasonable costs and expenses incurred by the holder in enforcing this Note or in collecting the indebtedness evidenced hereby, including, without limitation, if the holder retains counsel for any such purpose, reasonable attorneys’ fees and expenses.
     This Note shall be construed under, and governed by, the internal laws of the State of New York without regard to principles of conflicts of laws.
     This Note is in replacement of and substitution for, but not repayment of, that certain Replacement Revolving Note from Borrower to Lender in the original maximum principal amount of $___dated October 25, 2006.

MOOG INC.
By:
Name:
Title:

SCHEDULE
LOANS AND PAYMENTS OF PRINCIPAL

		AMOUNT OF			AMOUNT OF	AGGREGATE
TYPE	DATE LOAN	LOAN MADE,	INTEREST		PRINCIPAL	UNPAID	NOTATION
OF	MADE, CON-	CONTINUED OR	PERIOD	DUE	PAID OR	PRINCIPAL	MADE BY
LOAN	TINED OR CONVERTED	CONVERTED	DATES	DATE	PREPAID	BALANCE	AND DATE

EXHIBIT C
REPLACEMENT SWINGLINE NOTE

$25,000,000.00	Buffalo, New York March 14, 2008
     FOR VALUE RECEIVED, the undersigned, MOOG INC., a New York business corporation having its principal place of business at Jamison Road and Seneca Street, East Aurora, New York 14052-0018 (“Borrower”) promises to pay, ON DEMAND, to the order of HSBC BANK USA, NATIONAL ASSOCIATION (“Lender”) at the banking office of the Administrative Agent (as defined in the Loan Agreement, as hereinafter defined) at One HSBC Center, Buffalo, New York 14203, in lawful money of the United States and in immediately available funds, the lesser of (i) the principal amount of Twenty-five Million Dollars ($25,000,000) or (ii) the aggregate amount of all unpaid Swingline Loans made by Lender to Borrower as shown on the schedule on the reverse side of this Note or any continuation schedule (“Schedule”) together with interest as provided in the next paragraph. In this Note, any capitalized term not defined in this Note has the meaning defined in a Second Amended and Restated Loan Agreement, dated as of October 25, 2006, among the Borrower, HSBC Bank USA, National Association as administrative agent, for itself, the Lender and other lending institutions and issuing banks now or hereafter parties thereto, as the same has been and may hereafter be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time (“Loan Agreement”).
     From and including the date of this Note to but not including the date the outstanding principal amount of this Note is paid in full, the Borrower shall pay to the Administrative Agent for the account of the holder of this Note (“Holder”) interest on such outstanding principal amount at a rate per year that shall on each day prior to demand be equal to the Prime Rate from time to time in effect. After an unsatisfied demand for payment, this Note shall bear interest at a per annum rate of interest equal to 2% in excess of the Prime Rate from time to time in effect. In no event shall such interest be payable at a rate in excess of the maximum rate of interest permitted by applicable law. A payment of such interest shall become due on the first day of each calendar month, beginning on April 1, 2008 and on the date this Note is repaid in full. Interest shall be calculated on the basis of a 365-day year or 366-day year, as applicable, for the actual number of days elapsed.
     The Holder is authorized to inscribe on the Schedule the date of each Swingline Loan made hereunder, each repayment of principal and the aggregate unpaid principal balance of this Note. Each entry set forth on the Schedule shall be prima facie evidence of the facts so set forth. No failure by the Holder to make, and no error by the Holder in making, any inscription on the Schedule shall affect the Borrower’s obligation to repay the full amount advanced on this Note to or for the account of the Borrower, or Borrower’s obligation to pay interest thereon at this agreed upon rate.

     If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and the Borrower will pay interest thereon at the then applicable rate until the date of actual receipt of such installment by the holder of this Note.
     No failure by the holder to exercise, and no delay in exercising, any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the holder of any right or powers hereunder preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the holder as herein specified are cumulative and not exclusive of any other rights or remedies which the holder may otherwise have.
     No modification, rescission, waiver, release or amendment of any provision of this Note shall be made except by a written agreement subscribed by a duly authorized officer of the Borrower and the holder hereof.
     Borrower waives diligence, presentment, protest and demand, and also notice of protest, demand, dishonor and nonpayment of this Note.
     This Note is the Swingline Note referred to in the Loan Agreement and is otherwise entitled to the benefits of the Loan Agreement. The obligations of the Borrower under this Note, and the obligations of the Guarantors under the Loan Documents, are secured by the Collateral referred to in the Security Documents.
     Borrower agrees to pay on demand all reasonable costs and expenses incurred by the holder in enforcing this Note or in collecting the indebtedness evidenced hereby, including, without limitation, if the holder retains counsel for any such purpose, reasonable attorneys’ fees and expenses.
     This Note shall be construed under, and governed by, the internal laws of the State of New York without regard to principles of conflicts of laws.
     This Note is in replacement of and substitution for, but not repayment of, that certain Swingline Note from Borrower to Lender in the original maximum principal amount of $10,000,000 dated October 25, 2006.

MOOG INC.

By:

Name:
Title:

EXHIBIT D
REQUEST CERTIFICATE
     The undersigned as Borrower hereby certifies to HSBC Bank USA, National Association, in accordance with the terms of a Second Amended and Restated Loan Agreement, dated as of October 25, 2006, among Moog Inc., HSBC Bank USA, National Association as administrative agent, for itself, the Lenders and other lending institutions and issuing banks now or hereafter parties thereto, as the same may have been and may hereafter be, amended, supplemented, renewed, restated, replaced or otherwise modified from time to time (“Agreement”) that:
     The undersigned requests or has requested a:
     (Check One)
          ☐ Revolving Loan
          ☐ Alternative Currency Loan
                              to be made to Moog Inc. which will be a
     (Check One)
          ☐ new loan
          ☐ conversion
          ☐ continuation
                              of a
     (Check One)
          ☐ Libor Loan (Only option for Alternative Currency Loan)
          ☐ ABR Loan
                              to a or as a
     (Check One)
          ☐ Libor Loan
          ☐ ABR Loan

in the amount of $           for an Interest Period, if applicable, of
     (Check One)
          ☐ one month.
          ☐ three months.
          ☐six months.
The proposed loan/conversion/continuation is to be made on                     ,      .
     The undersigned certifies that as of the date hereof:
     (i) there does not exist any Event of Default, Default or Material Adverse Effect;
     (ii) each representation and warranty made in the Agreement and any Loan Document to which the Borrower is a party and in any certificate, document or financial or other statement furnished at any time thereunder is true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent any such representation and warranty relates solely to an earlier date, or to the extent any such representation and warranty has been updated in a certificate executed by a Responsible Officer and received by the Administrative Agent before the date hereof; and
     (iii) the incurrence of the Indebtedness requested in this certificate is permitted by the terms of the Subordinated Indenture (as defined in the Agreement) and will constitute Senior Debt and Designated Senior Debt under, and as defined in, the Subordinated Indenture; and
     (iv) if this certificate is executed and delivered by the undersigned upon or following the effectiveness of the Second Subordinated Indenture (as defined in the Agreement), the incurrence of the Indebtedness requested in this certificate is permitted by the terms of the Second Subordinated Indenture and will constitute Senior Debt and Designated Senior Debt under, and as such terms are defined in, the Second Subordinated Indenture (or if such terms are not defined in the Second Subordinated Indenture, will have a status under the Second Subordinated Indenture comparable to that of Senior Debt and the Designated Senior Debt under the Subordinated Indenture).

     WITNESS the signature of the undersigned authorized signatory of the Borrower this       day of           ,      .

MOOG INC.

By:

(Title)

EXHIBIT E
COMPLIANCE CERTIFICATE
     The undersigned hereby certifies to the Administrative Agent and the Lenders, in accordance with the terms of a Second Amended and Restated Loan Agreement, dated as of October 25, 2006, among Moog Inc., HSBC Bank USA, National Association as administrative agent, for itself, the Lenders and other lending institutions and issuing banks now or hereafter parties thereto, as the same may have been and may hereafter be, amended, supplemented, renewed, restated, replaced or otherwise modified from time to time (“Agreement”), that:
A. General
     1. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.
     2. Borrower has complied in all material respects with all the terms, covenants and conditions to be performed or observed by it contained in the Agreement and the Loan Documents, there exists no Event of Default or Default under the Agreement and there exists no Material Adverse Effect.
     3. The representations and warranties contained in the Agreement, in any Loan Document to which the Borrower is a party and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true, correct and complete on and as of such earlier date).
     4. The Indebtedness outstanding under the Agreement constitutes Senior Debt and Designated Senior Debt under, and as defined in, the Subordinated Indenture, and the Agreement constitutes the “Credit Agreement” thereunder.
     5. If this Compliance Certificate is being executed and delivered by the undersigned upon or following the effectiveness of the Second Subordinated Indenture, the Indebtedness outstanding under the Agreement constitutes Senior Debt and Designated Senior Debt under, and as defined in, the Second Subordinated Indenture, and the Agreement constitutes the “Credit Agreement” thereunder (or if any such terms are not so defined in the Second Subordinated Indenture, such outstanding Indebtedness shall have a status under the Second Subordinated Indenture substantially equivalent to the status applicable to such terms under the Subordinated Indenture).

B. Financial Covenants
     1. As of the date hereof or, for such period as may be designated below, the computations, ratios and calculations asset forth below, are true and correct:
(a)	Covenant 6.1. Minimum Consolidated Net Worth as of , 20 :

Required Amount	$600.0 Million
(b)	Covenant 6.2. Interest Coverage Ratio .

(i) Consolidated EBITDA	$_________

(ii) Consolidated Capital Interest Expense
$_________

(iii) Ratio of (i) to (ii)	___to 1.0

Required Ratio	≤3.0 to 1.0
(c)	Covenant 6.3. Leverage Ratio .

(i) Consolidated Net Debt	$_________

(ii) Consolidated EBITDA	$_________

(iii) Ratio of (i) to (ii)	___to 1.0

Required Ratio	≥3.5 to 1.0
(d)	Covenant 6.4. Consolidated Capital Expenditures .

Consolidated Capital Expenditures	$	_________

Required Amount	≥$	100.0
     IN WITNESS WHEREOF, the undersigned, a Responsible Officer of the Borrower, has executed and delivered this certificate on behalf of the Borrower on ___, 20_.

MOOG INC.

By

Name:
Title:

SCHEDULE 2.1
LENDERS’ COMMITMENTS

	Commitment	Applicable
Lender	(In Millions)	Percentage
HSBC Bank USA, National Association	$106.250	14.1666666666667%
Manufacturers and Traders Trust Company	$106.250	14.1666666666667%
Bank of America, N.A.	$90.000	12.0000000000000%
JPMorgan Chase Bank, N.A.	$90.000	12.0000000000000%
Citizens Bank of Pennsylvania	$65.000	8.66666666666667%
Bank of Tokyo-Mitsubishi UFJ	$45.000	6.00000000000000%
Trust Company
Societe Generale	$43.750	5.83333333333333%
Wells Fargo Bank, N.A.	$40.000	5.33333333333333%
PNC Bank, National Association	$25.000	3.33333333333333%
Comerica Bank	$25.000	3.33333333333333%
National City Bank	$31.250	4.16666666666667%
Fifth Third Bank	$31.250	4.16666666666667%
Northern Trust	$25.000	3.33333333333333%
First Niagara Bank	$26.250	3.50000000000000%

TOTAL	$750.000	100%

	Amount of Alternative
	Currency Sublimit	Applicable
Lender	(In Millions)	Percentage
HSBC Bank USA, National Association	$10.625	14.1666666666667%
Manufacturers and Traders Trust Company	$10.625	14.1666666666667%
Bank of America, N.A.	$9.000	12.0000000000000%
JPMorgan Chase Bank, N.A.	$9.000	12.0000000000000%
Citizens Bank of Pennsylvania	$6.500	8.66666666666667%
Bank of Tokyo-Mitsubishi UFJ	$4.500	6.00000000000000%
Trust Company
Societe Generale	$4.375	5.83333333333333%
Wells Fargo Bank, N.A.	$4.000	5.33333333333333%
PNC Bank, National Association	$2.500	3.33333333333333%
Comerica Bank	$2.500	3.33333333333333%
National City Bank	$3.125	4.16666666666667%
Fifth Third Bank	$3.125	4.16666666666667%
Northern Trust	$2.500	3.33333333333333%
First Niagara Bank	$2.625	3.50000000000000%

TOTAL	$75.000	100%

SCHEDULE 2.1 continued
Applicable Lending Offices:

Lender	Domestic Lending Office	Libor Lending Office
HSBC Bank USA, National Association	One HSBC Center Buffalo, NY 14203	One HSBC Center Buffalo, NY 14203
Manufacturers and Traders Trust Company	One Fountain Plaza 12th Floor Buffalo, NY 14203	One Fountain Plaza 12th Floor Buffalo, NY 14203
Bank of America, N.A.	70 Batterson Park Road Farmington, CT 06032	70 Batterson Park Road Farmington, CT 06032
JPMorgan Chase Bank, N.A.	10 South Dearborn Floor 07 Chicago, IL 60603-2003	10 South Dearborn Floor 07 Chicago, IL 60603-2003
Citizens Bank of Pennsylvania	525 William Penn Place Room 153-2440 Pittsburgh, PA 15219	100 Sockanosett Crossroads Cranston, RI 02920
Bank of Tokyo- Mitsubishi UFJ Trust Company	1251 Avenue of the Americas 12th Floor New York, NY 10020	1251 Avenue of the Americas 12th Floor New York, NY 10022
Societe Generale	1221 Avenue of Americas 12th Floor New York, NY 10022	1221 Avenue of Americas 12th Floor New York, NY 10022
Wells Fargo Bank, N.A.	1700 Lincoln Street Denver, CO 80203	1700 Lincoln Street Denver, CO 80203
PNC Bank, National Association	Two Tower Center Boulevard 21st Floor East Brunswick, NJ 08816	Two Tower Center Boulevard 21st Floor East Brunswick, NJ 08816
Comerica Bank	One Detroit Center, 9th Floor 500 Woodward Avenue Detroit, MI 48226	One Detroit Center, 9th Floor 500 Woodward Avenue Detroit, MI 48226
National City Bank	20 Stanwix Street 19th Floor Pittsburgh, PA 15222	20 Stanwix Street 19th Floor Pittsburgh, PA 15222
Fifth Third Bank	600 Superior Avenue East 3rd Floor Cleveland, OH 44114	600 Superior Avenue East 3rd Floor Cleveland, OH 44114
Northern Trust	50 S. LaSalle Chicago, IL 60675	50 S. LaSalle Chicago, IL 60675
First Niagara Bank	726 Exchange Street Suite 900 Buffalo, NY 14210	726 Exchange Street Suite 900 Buffalo, NY 14210

SCHEDULE 2.1 continued
ISSUING BANKS’ COMMITMENT

Letter of Credit
Issuing Banks	Commitment
HSBC Bank USA, National Association and Citizens Bank of Pennsylvania	For both Issuing Banks, an aggregate of $75,000,000